                                                                EXHIBIT 4.1

INCORPORATED UNDER THE LAWS             SEE REVERSE FOR STATEMENTS RELATING
OF THE STATE OF CALIFORNIA                   TO RIGHTS, PREFERENCES,
                                        PRIVILEGES AND RESTRICTIONS, IF ANY

This Certifies that                                     CUSIP 458860 10 3


is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

----------------------INTERNATIONAL AIRCRAFT INVESTORS----------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

[SIG]                                                   [SIG]
   SECRETARY                                                PRESIDENT

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR


                                                           AUTHORIZED SIGNATURE

                        INTERNATIONAL AIRCRAFT INVESTORS
                     INCORPORATED AUG. 24, 1988 CALIFORNIA

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                        UNIF GIFT MIN ACT - _____________Custodian_____________
  TEN ENT - as tenants by the entireties                                      (Cust)              (Minor)
  JT TEN  - as joint tenants with right of                                  under Uniform Gifts to Minors
            survivorship and not as tenants                                 Act________________________________
            in common                                                                     (State)
                                                        UNIF TRF MIN ACT -  ________Custodian (until age_______)
                                                                             (Cust)
                                                                            ____________under Uniform Transfers
                                                                              (Minor)
                                                                            to Minors Act______________________
                                                                                                (State)

    Additional abbreviations may also be used though not in the above list.



  FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________



                                X _____________________________________________

                                X _____________________________________________

                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed



By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.